EXHIBIT 32.1
SECTION 1350 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of VCG Holding Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Troy Lowrie, Chairman of the Board, Chief Executive Officer and Acting Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with reporting requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2010	By:	/s/ Troy Lowrie
Troy Lowrie
Chairman of the Board, Chief Executive Officer and Acting Principal Financial Officer (Principal Executive Officer and Acting Principal Financial Officer)